Exhibit 10.3

SUPPLY AGREEMENT

This SUPPLY AGREEMENT (“Agreement”) is made as of this 23rd day of July, 2014 (the “Effective Date”), by and between Pro-Tech Design and Manufacturing, Inc., a California S corporation, having its principal place of business at 14561 Marquardt Ave., Santa Fe Springs, CA 90670 (“Pro-Tech”) and Nevro Corporation, a Delaware corporation, having its principal place of business at 4040 Campbell Avenue, Suite 210, Menlo Park, CA 94025 (“Nevro”).

WHEREAS, Pro-Tech provides contract manufacturing and packaging services to companies within the medical device industry;

WHEREAS, Nevro is engaged in the development of its proprietary implantable medical device for treating pain; and

WHEREAS, Nevro wishes to enter into a subsequent Supply Agreement for continued engagement with Pro-Tech to provide services relating to the inspection, labeling, packaging, and sterilization of Nevro’s medical device for use in Nevro’s commercial sale of Nevro’s medical device (“Purpose”), and Pro-Tech desires to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the parties agree as follows:

ARTICLE 1.
DEFINITIONS

The following terms have the following meanings in this Agreement:

1.1                               “Accessory Components” means various Components packaged and supplied separately from a Product.

1.2                               “Affiliate(s)” means any corporation, firm, partnership or other entity, which controls, is controlled by or is under common control with a party.  For purposes of this definition, “control” shall mean the ownership of at least fifty percent (50%) of the voting share capital of such entity or any other comparable equity or ownership interest.

1.3                               “Applicable Laws” means all applicable laws, rules, regulations, standards and guidelines that apply to the performance of either party’s obligations under this Agreement, including without limitation current good manufacturing practice (“cGMP”) rules, regulations or standards promulgated by the FDA, international standards organizations, and any other governmental agency or any national industry association or governing body in any jurisdiction, including without limitation 21 C.F.R. § 802 et seq. and ISO 13485.

1.4                               “Component” means various components, pieces, or parts of the Product or the Accessory Components supplied to Nevro or its designee by Third Parties pursuant to Section 2.2 or manufactured by Pro-Tech pursuant to Section 2.1.

1.5                               “Confidential Information” has the meaning provided in Section 10.2.

1.6                               “Defective Product” means any Product or Accessory Component that contains a Nonconformity or Latent Defect.

1.7                               “Facilities” means Pro-Tech’s facilities located in [***] or such other facility as mutually agreed in writing by the parties.

1.8                               “FDA” means the United States Food and Drug Administration or any successor thereto.

1.9                               “Intellectual Property” means all patents, patent applications, know-how, trade secrets, copyrights, trademarks, designs, concepts, data, results, technical information, know-how, show-how, materials, prototypes, manuals, standard operating procedures, instructions or Specifications.

1.10                        “Latent Defect” means a Nonconformity that was not reasonably discoverable upon inspection pursuant to Article 4.1(b).

1.11                        “Losses” means suits, claims, losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees) in connection with any suit, demand or action by any Third Party.

1.12                        “Nonconformity” means a characteristic, factor or circumstance of or relating to the Product or Accessory Component manufactured or supplied pursuant to this Agreement that renders Product or Accessory Component not to conform to the Specifications or not to have been made in accordance with Applicable Laws.

1.13                        “Packaging Supplies” include the Tray, retainer, lid, carton, and other packaging products that Pro-Tech will make or have made under this Agreement for packaging of Product or Accessory Components.

1.14                        “Product” means (i) an implantable pulse generator (an “IPG”), (ii) leads, and/or (iii) lead extenders (each packaged with a Tray) to be used in Nevro’s implantable medical device for treatment of chronic pain.

1.15                        “Regulatory Authority” means any governmental regulatory authority involved in regulating any aspect of the development, manufacture, market approval, sale, distribution, packaging or use of Nevro’s Products or Accessory Components including, but not limited to, the FDA and any foreign equivalents thereof.

1.16                        “Services” means the services performed by Pro-Tech pursuant to Sections 2.1, 2.2, and 2.3 of this Agreement.

1.17                        “Specifications” means the specifications for the Product and any Accessory Components, as set forth in Exhibit A of this Agreement, including the Tray Specifications and any subsequent changes to the Specifications or Tray Specifications made in accordance with Article 7.  The Specifications shall be attached to Exhibit A within forty-five (45) days after the Effective Date.

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1.18                        “Third Party” means any person or entity other than Nevro, Pro-Tech, or an Affiliate of any of them.

ARTICLE 2.
SERVICES

2.1                               Receipt and Inspection of Components.  Nevro will arrange for the supply to Pro-Tech of multiple Components by Third Parties.  Upon receipt of these Components so provided by or on behalf of Nevro, Pro-Tech shall inspect such Components for (i) damage, and (ii) compliance with other written requirements established by Nevro from time to time.  Pro-Tech shall notify Nevro of any damaged or non-compliant Components received within [***] business days after receipt of such Components.  If Pro-Tech discovers any damaged or non-compliant Component pursuant to (i) or (ii) above, subsequent to the above described notification of Nevro, Pro-Tech shall (a) ship such Component to an address designated in writing by Nevro, if requested by Nevro, and (b) not use or include any such Component when assembling or making the Product or any Accessory Component without Nevro’s prior written consent.  Pro-Tech shall store all Components received by or on behalf of Nevro in a manner that will not adversely harm such Components and that will preserve the functionality and integrity of such Components.  Pro-Tech is not responsible for any damaged or non-compliant Components, but will make reasonable efforts to discover such defects prior to packaging by performing an inspection on all Components it receives pursuant to this Agreement.  Nonetheless, upon prior written consent from Nevro, Pro-Tech may procure necessary Components from Third Parties on behalf of Nevro solely for the Purpose.  All material costs and expenses resulting from procuring Components on behalf of Nevro shall be charged [***] and invoiced [***] with all supporting documentation included.

2.2                               Environmental Monitoring Services. Pro-Tech will have systems in place to monitor the environment per Nevro’s requirement in which the products are manufactured and/or kitted and/or manufactured.

2.3                               Other Related Services.  Pro-Tech shall provide other services upon terms and conditions agreed to by the parties in writing from time to time.

2.4                               Performance by Pro-Tech.  Pro-Tech shall not delegate its responsibilities under this Agreement to any Third Parties or any Affiliates of Pro-Tech, without the prior written permission of Nevro, except that Pro-Tech may subcontract [***] to a Third Party that Nevro approves in writing.  In the event Nevro agrees to such a delegation of Pro-Tech’s responsibilities under this Agreement, Pro-Tech shall ensure such Third Party or Affiliate complies with the terms and conditions of this Agreement.  Any such delegation shall not relieve Pro-Tech of its responsibilities under this Agreement.

ARTICLE 3.
PURCHASE ORDERS & FORECASTS

3.1                               Purchase Orders.  From time to time, Nevro may issue to Pro-Tech specific purchase orders for Product or Accessory Components (each a “Purchase Order”).  Individual Purchase Orders issued by Nevro referencing this Agreement will be the only documents

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authorizing the supply of Products and Accessory Components to Nevro or its designee.  Each Purchase Order shall be in the form of a written or electronic communication and shall contain the following information: (i) a description of the Product and/or Accessory Components by item number and revision (ii) quantity and pricing of the Product and/or Accessory Components ordered; (iii) the required delivery date or shipping schedule; (iv) the location to which the Product and/or Accessory Components are to be shipped; and (v) [***] the method of transportation.

3.2                               Purchase Order Acceptance.  Pro-Tech shall acknowledge all Purchase Orders received from Nevro that are submitted in compliance with this Agreement in writing within [***] days after Pro-Tech receives such Purchase Order.  Pro-Tech will deliver all Product and/or Accessory Components prior to or on the delivery dates set forth on Purchase Orders that are so acknowledged, in accordance with Section 3.1.  Pro-Tech shall have no obligation to acknowledge any Purchase Order that either does not conform to Section 3.1 or that requires delivery in any calendar quarter of more than [***] of amounts of Product forecasted in the most recent forecast for such calendar quarter pursuant to Section 3.4.

3.3                               Adjustments to Purchase Orders.  Nevro may adjust any Purchase Order within [***] days after issuing a Purchase Order by changing the quantity of Products and/or Accessory Components ordered or rescheduling the delivery date. Subject to Section 2.2, Pro-Tech shall use commercially reasonable efforts to accommodate any other requested schedule changes.

3.4                               Forecast.  Nevro shall prepare and submit to Pro-Tech at least once per quarter a non-binding rolling six (6) month Product and Packaging Supplies demand forecast.  Each such forecast shall be non-binding and shall be used by Pro-Tech solely to plan for materials and production capacity.

ARTICLE 4.
TESTING; SAMPLES; RELEASE

4.1                               Inspection; Acceptance.  Nevro shall be entitled to reject any portion or all of any shipment of Products or Accessory Components that are Defective Product.  Pro-Tech makes no claims for any Component of reliability, fitness of design, function, or compliance to the specifications for such Components, because such Components are procured by Nevro.

(a)                                 Pro-Tech shall maintain an inspection system adequate to ensure that all work performed and items delivered conform to the Specifications and that they comply with and are made in accordance with Applicable Laws and the terms of this Agreement.  Nevro may[***] inspect or test the work (including, without limitation, [***]) being performed under this Agreement, including without limitation [***] used for the performance of this Agreement.  If Nevro makes any inspection or test on the premises of the Pro-Tech, including the Facilities, or any permitted lower tier subcontractor pursuant to Section 2.5, all reasonable assistance for such inspection shall be provided by Pro-Tech [***].  Nevro shall be allowed to inspect Pro-Tech’s Facilities [***].  While on Pro-Tech’s premises, Nevro shall comply with Pro-Tech’s safety and security rules and regulations.

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(b)                                 Within [***] business days after delivery of a shipment of Products or Accessory Components, Nevro or its designee may inspect such shipment.  Nevro shall promptly, and in no event more than [***] business days after the end of such inspection period, notify Pro-Tech if the shipment of Product or Accessory Components includes Defective Product.

(c)                                  If no such notice of Defective Product is provided by Nevro pursuant to Article 4.1(b), then Nevro shall be deemed to have accepted the shipment regardless of whether Nevro has actually performed any inspection or testing on such Product as set forth in Article 4.1(b), and Nevro shall be deemed to have waived any claims as to any Nonconformity, except as to Latent Defects as specified in Article 4.1(d).  Payment of invoice does not constitute acceptance of supplies covered by this Agreement and is without prejudice to any and all claims of Nevro against Pro-Tech.

(d)                                 If a shipment of Product has a Latent Defect, Nevro shall promptly, and in no event more than [***] business days after it becomes aware of such Latent Defect, notify Pro-Tech of such Latent Defect.

(e)                                  [***], Pro-Tech shall either repair or replace any such Defective Products, however Pro-Tech [***].  Pro-Tech shall promptly review the cause of rejection and upon confirmation take corrective action to address and correct the basis for any Nonconformity.  Pro-Tech shall bear [***] costs incurred by Pro-Tech in transporting such replacement Product to Nevro or its designee provided such Nonconformity be directly related to the work performed by Pro-Tech.

(f)                                   If Pro-Tech disputes Nevro’s assertion that certain Product or Accessory Components are Defective Products, then at either party’s request an independent testing laboratory reasonably acceptable to both parties and subject to confidentiality provisions set forth in Article 10 below, shall be engaged to analyze a sample of the allegedly Defective Product and any samples as necessary to determine whether such rejected Product or Accessory Components are Defective Products.  Both parties shall be bound by the laboratory’s results of analysis, which, absent manifest error, shall be deemed final as to any dispute under this Article 4.  If such laboratory determines Product contains a Nonconformity, then Pro-Tech shall be responsible for the costs incurred by such laboratory.  Otherwise, Nevro shall be responsible for the costs incurred by such laboratory.

4.2                               Chronic Defects.  Should a material number of Products or Accessory Component supplied by Pro-Tech pursuant to this Agreement in any given calendar quarter have Nonconformities, Pro-Tech shall promptly contact Nevro and provide information regarding the nature of the Nonconformities, the steps Pro-Tech plans to take to minimize the occurrence of such Nonconformities, and the frequency of occurrence of such Nonconformities.  Promptly after Nevro receives such notice, the parties shall meet to discuss the causes of such Nonconformities, develop a reasonable and mutually acceptable plan for minimizing occurrence of such Nonconformities, and use commercially reasonable efforts to perform their respective obligations under such plan.

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ARTICLE 5.
DELIVERY

5.1                               Storage and Delivery.  Pro-Tech shall segregate and properly store all Components provided by Nevro and Products and Accessory Components supplied by Pro-Tech until use or delivery.  Nevro shall [***].  Pro-Tech shall tender the Product or Accessory Components for delivery, [***] (Incoterms 2000) [***].  Pro-Tech shall ship Product or Accessory Components in accordance with the Purchase Order, or if not described therein, as Nevro designates.  Pro-Tech shall insure all Product or Accessory Components shipped to Nevro or its designee pursuant to this Agreement, at the cost of Nevro, and designate Nevro as the loss payee.

5.2                               Certificate of Compliance. Pro-Tech will provide a written certificate of compliance to Nevro indicating the Product or Accessory Components meet Specifications and were manufactured in accordance with, and comply with, other requirements under Applicable Laws.  Pro-Tech shall provide such certificate of compliance to Nevro electronically (via scanned and emailed copies) within [***] business day after each shipment of Product and in hard copy for the shipments during the preceding month within [***] business days after such month’s end.  Pro-Tech shall also include together with the foregoing, certificates of compliance Pro-Tech receives from Third Party suppliers of any Components included in such shipment pursuant to Section 2.2.  Pro-Tech [***] discover Defects through an inspection of Components it receives pursuant to this Agreement.

ARTICLE 6.
PRICING AND PAYMENT

6.1                               Pricing.  Prices for the Products, each Accessory Components, and Packaging Supplies are or shall be set forth in Exhibit C, as may be amended from time to time upon mutual written agreement of the parties.  Pro-Tech represents that the prices for the Products Accessory Components, or Packaging Supplies sold to Nevro under this Agreement are [***].

6.2                               Taxes; Duty.  All taxes, duties and other amounts assessed on the Packaging Supplies prior to or upon sale to Nevro are the responsibility of Pro-Tech and are included in the pricing set forth on Exhibit C.

6.3                               Invoice; Payment Terms.  Pro-Tech shall invoice Nevro for all Products, Packaging Supplies, or Accessory Components shipped upon or after shipment.  Payment for such invoices shall be due within [***] days after shipment date.

ARTICLE 7.
CHANGES TO SPECIFICATIONS

Any changes in the Specifications (“Changes”) from time to time shall be in writing, dated, and signed by the parties.  No Changes shall be implemented by Pro-Tech, whether requested by Nevro or requested or required by any Regulatory Authority, until the parties have mutually agreed in writing to such Change, the implementation date of such Change, and any increase or decrease in fees associated with such Change.  Pro-Tech shall respond promptly to

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any request made by Nevro for a Change and both parties shall use commercially reasonable, good faith efforts to agree to the terms of such Change in a timely manner.  As soon as possible after Nevro or a Regulatory Authority requests any Change, Pro-Tech shall notify Nevro of the increase or decrease in fees associated with such change and shall provide such supporting documentation as Nevro may reasonably require.  Nevro shall pay all fees associated with such agreed upon Changes and agreed upon by the parties in writing.  Notwithstanding the forgoing, Pro-Tech shall not unreasonably withhold consent to Changes.

ARTICLE 8.
RECORDS; REGULATORY MATTERS

8.1                               Records.  Pro-Tech shall maintain true and accurate books, records, test and laboratory data, reports and all other information (“Records”) relating to Services and manufacture or supply of Products or Accessory Components under this Agreement, including, without limitation, all information required to be maintained by Applicable Laws and any Regulatory Authority.  Pro-Tech shall provide Nevro with a copy of all Records and any documents related to the Services or the supply or manufacture of Product or Accessory Components at Nevro’s request or upon expiration or termination of this Agreement.  The Records shall be Confidential Information of Nevro.  Pro-Tech shall retain copies of all Records for a period of at least [***] years after [***].

8.2                               Regulatory Compliance.  Pro-Tech shall be solely responsible for all permits and licenses required by any Regulatory Authority or Applicable Laws to enable Pro-Tech to perform Services under this Agreement.  Pro-Tech will maintain ISO13485 certification.  For clarity, Nevro is responsible for all other permits and licenses required.  Pro-Tech will accommodate Nevro’s requests to perform periodic onsite audits.

8.3                               Quality Audits.  Inspection System and Quality Assurance Requirements for supplies and/or Services provided under this Agreement shall be in accordance with Pro-Tech’s standard quality system, which shall meet or exceed industry standards.  All Products and Accessory Components shall conform to the Specifications and shall be manufactured in accordance, and comply, with Applicable Laws and this Agreement.

8.4                               Regulatory Inspection.  Pro-Tech shall cooperate reasonably with Nevro’s efforts to obtain regulatory approval of Products. Without limiting the foregoing, if a Regulatory Authority makes an inquiry or otherwise requests information or assistance relating to Products or Accessory Components, whether to Nevro or Pro-Tech, Pro-Tech shall provide access to, and coordinate and make available, applicable personnel, facilities, materials, and documents as necessary to respond to such inquiries.  In the event of any such inquiry, request, or other communication relating to Product or Accessory Components, Pro-Tech will promptly notify and provide information regarding such inquiry, request, or communication to Nevro.  Pro-Tech will promptly forward to Nevro copies of any findings that Pro-Tech receives from a government authority or Regulatory Authority in connection with Services, Product, or Accessory Components.  Pro-Tech will also provide Nevro an opportunity to comment prospectively on any Pro-Tech responses to a government authority regarding Product or Accessory Components.

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8.5                               Ownership of Regulatory Filings.  As between the parties, Nevro will own all regulatory filings for Nevro products.  Pro-Tech shall cooperate reasonably with Nevro to draft and file applications and other materials with any Regulatory Authority relevant to Products or Accessory Components, and to seek approval of Products by such Regulatory Authorities

ARTICLE 9.
REPRESENTATIONS, WARRANTIES, AND COVENANTS

9.1                               Pro-Tech.  Pro-Tech represents, warrants and covenants to Nevro that:

(a)                                 In providing services under this Agreement, Pro-Tech shall comply with the Specifications, Applicable Laws and this Agreement;

(b)                                 neither Pro-Tech, its Affiliates, members of their respective staffs, nor any of their approved subcontractors or members of their respective staffs are or shall be, at the time of performance of under this Agreement, disqualified or debarred by any Regulatory Authorities or any other governmental authority for any purpose;

(c)                                  any Services provided hereunder by Pro-Tech will be provided in a workman-like and professional manner by personnel of Pro-Tech having a level of skill in the area commensurate with the requirements of the scope of work to be performed;

(d)                                 to its knowledge, its performance under this Agreement will not infringe or misappropriate any patent rights and other Intellectual Property rights;

(e)                                  all Product and Accessory Components shall comply with Specifications; and

(f)                                   it has not received any warnings from any Regulatory Authority relating to services it has provided to Third Parties.

9.2                               Mutual.  Each party hereby represents and warrants to the other party that:

(a)                                 Compliance with Laws.  Such party will comply with Applicable Laws relevant to such party’s performance under this Agreement.

(b)                                 Existence and Power.  Such party (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized and (ii) has the power and authority and the legal right to own and operate its property and assets, and to carry on its business as it is now being conducted.

(c)                                  Authorization and Enforcement of Obligations.  Such party (i) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

(d)                                 Execution and Delivery.  This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid and binding obligation upon such party.

(e)                                  No Consents.  All necessary consents, approvals, and authorizations of all Regulatory Authorities and other persons required to be obtained by such party in connection with the Agreement have been obtained.

(f)                                   No Conflict.  The execution and delivery of this Agreement and the performance of such party’s obligations hereunder (i) do not conflict with or violate any requirement of Applicable Laws; and (ii) do not materially conflict with, or constitute a material default or require any consent under, any contractual obligation of such party.

9.3                               Limitations.  THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE BY EACH PARTY TO THE OTHER AND NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 10.
CONFIDENTIAL INFORMATION

10.1                        Mutual Obligation.  Pro-Tech and Nevro each agree that it will not disclose the Confidential Information (defined below) it receives from or on behalf of the other party pursuant to this Agreement to any Third Party without the prior written consent of the other party, or use such Confidential Information for any purpose other than as permitted in this Agreement or as necessary to perform its obligations or exercise its rights under this Agreement, except that Nevro may disclose this Agreement under confidentiality obligations to actual or potential outside investors, licensees, acquirers, corporate partners and advisors.  Notwithstanding the foregoing, each party may disclose the other party’s Confidential Information to any of its Affiliates, employees, consultants and other authorized representatives that (i) need to know such Confidential Information for the purpose of performing under this Agreement or exercising rights hereunder, (ii) are advised of the contents of this Article, and (iii) agree to be bound by the terms of this Article or confidentiality obligations commensurate with those set forth in this Article.

10.2                        Definition.  As used in this Agreement, the term “Confidential Information” includes all such information furnished by Pro-Tech or Nevro, or any of their respective authorized representatives, independent contractors or Affiliates, to the other or its authorized representatives, independent contractors or Affiliates, whether furnished in any form, including but not limited to written, verbal, visual, electronic or in any other media or manner.  Confidential Information includes without limitation all proprietary information (whether or not patented), any licensed technology, methods or materials, documents, analyses, compilations, business or technical information and other materials prepared by either party, or any of their respective representatives, containing or based in whole or in part on any such information furnished to a party by the other party or its representatives.  Records, Specifications, Product or Component specific documents, and all copies thereof shall be deemed Confidential Information disclosed by Nevro.  Confidential Information of each party also includes without limitation the existence of this Agreement and its terms.  All Confidential Information will remain the sole property of the party disclosing or deemed to have disclosed such information or data.

10.3                        Exclusions.  Notwithstanding Article 10.1, the restrictions set forth in Article 10.1 shall not apply to any information that (i) is or becomes generally available to the public other than as a result of a breach of this Agreement, (ii) is already known by the receiving party at the time of disclosure, as evidenced by the receiving party’s written records, (iii) becomes available to the receiving party without an obligation of confidentiality, or (iv) was or is independently developed by or for the receiving party without reference to the other party’s Confidential Information, as evidenced by the receiving party’s contemporaneous written records.  If the Confidential Information of a party is required to be disclosed pursuant to a requirement of law, government regulation, or court or administrative order, then the party being compelled to disclose such Confidential Information may disclose such Confidential Information, provided that such disclosing party (a) gives the other party prompt written notice regarding such required disclosure so that the other party may obtain a protective order or otherwise minimize any such disclosure; (b) cooperates fully with the other party and/or its Affiliates in connection with its efforts to obtain any such order or other remedy; (c) discloses, where disclosure is necessary, only the information legally required to be disclosed; and (d) uses its reasonable efforts to have confidential treatment accorded to the disclosed Confidential Information.

10.4                        Return of Confidential Information.  Upon termination of this Agreement, the receiving party shall, upon request of the disclosing party, promptly return within [***] days all Confidential Information, including all copies thereof, and cease its use or, promptly destroy the same and certify such destruction to the disclosing party; except that the receiving party may retain a single copy thereof for the sole purpose of determining the scope of the obligations incurred under this Agreement.

10.5                        Survival.  The obligations of this Article 10 will terminate [***] years from the expiration or termination of this Agreement.

ARTICLE 11.
INTELLECTUAL PROPERTY

11.1                        Pro-Tech Intellectual Property.  Pro-Tech has certain intellectual property rights over processes developed and trade secrets used in the manufacturing of Product.  If at any time Pro-Tech is unwilling or unable to provide Products or Accessory Components under this Agreement or after this Agreement terminates or expires, Pro-Tech grants Nevro a non-exclusive license under any intellectual property and/or know how and manufacturing processes owned or otherwise licensable by Pro-Tech to enable Nevro to make, have made, and use and sell the affected Product.

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11.2                        Nevro Intellectual Property Relating to Products.  If Nevro makes any know-how or trade secret available to Pro-Tech relative to the design or production of a Product or Accessory Component, Pro-Tech will have a non-exclusive, non-transferable, revocable license under such intellectual property solely to produce or have produced the Products or Accessory Components pursuant to this Agreement.

ARTICLE 12.
INDEMNIFICATION

12.1                        Indemnification by Pro-Tech.  Pro-Tech shall indemnify, defend and hold harmless Nevro, its Affiliates, and their respective directors, officers, employees and agents (“Nevro Indemnitees”) from and against any and all Losses to the extent arising out of or resulting from (i) any breach of Pro-Tech’s representations, covenants, warranties or obligations set forth in this Agreement or any Pro-Tech Indemnitee’s violation of Applicable Law relevant to this Agreement, or (ii) any negligence or willful misconduct by any Pro-Tech Indemnitee, except to the extent that any of the foregoing arises out of or results from any Nevro Indemnitees’ negligence, willful misconduct or breach of this Agreement or violation of Applicable Law.

12.2                        Indemnification by Nevro.  Nevro shall indemnify, defend and hold harmless Pro-Tech, its Affiliates, and their respective directors, officers, employees and agents (“Pro-Tech Indemnitees”) from and against any and all Losses to the extent arising out of or resulting from (i) any breach of Nevro’s representations, covenants, warranties or obligations set forth in this Agreement or any Nevro Indemnitee’s violation of Applicable Law relevant to this Agreement, or (ii) any negligence or willful misconduct by any Nevro Indemnitee, except to the extent that any of the foregoing arises out of or results from any Pro-Tech Indemnitees’ negligence, willful misconduct or breach of this Agreement or violation of Applicable Law.

12.3                        Indemnification Procedures.  All indemnification obligations in this Agreement are conditioned upon the party seeking indemnification: (i) promptly notifying the indemnifying party in writing of any claim or liability of which the party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, however, that failure to provide such written notice within a reasonable period of time shall not relieve the indemnifying party of any of its obligations hereunder except to the extent the indemnifying party is prejudiced by such failure; (ii) cooperating with the indemnifying party in the defense of any such claim or liability (at the indemnifying party’s expense); and (iii) not compromising or settling any claim or liability without prior written consent of the indemnifying party.  The indemnifying party may be represented by counsel of its own choosing, such counsel to be reasonably acceptable to the indemnified party.

ARTICLE 13.
INSURANCE

Pro-Tech shall procure and maintain general liability insurance in such amount as ordinary good business practice for its type of business would make advisable, but not less than [***] dollars

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($[***]).  Pro-Tech does not maintain insurance for Nevro’s products.  Nevro shall procure and maintain product liability and general liability insurance in such amount as ordinary good business practice for its type of business would make advisable, but not less than [***] dollars ($[***]).

ARTICLE 14.
TERM AND TERMINATION

14.1                        Term.  This Agreement shall commence on the Effective Date and shall continue for a period of five (5) years, unless earlier terminated under Article 14.2 or 14.3 below (the “Term”).

14.2                        Termination for Material Breach.  Either party may terminate this Agreement effective upon sixty (60) days prior written notice to the other party, if the other party commits a material breach of this Agreement and fails to cure such breach by the end of such thirty (30) day period.

14.3                        Termination Without Cause.  Without prejudice to any of its other rights conferred on it by this Agreement or by Applicable Law:

(a)                                 Nevro may terminate this Agreement six (6) months after giving Pro-Tech written notice to such effect; and

(b)                                 Pro-Tech may terminate this Agreement eighteen (18) months after giving Nevro written notice to such effect.

14.4                        Effect of Termination.

(a)                                 Expiration or termination of this Agreement shall be without prejudice to any rights or obligations that accrued to the benefit of either party prior to such expiration or termination.

(b)                                 In the event of any termination pursuant to Section 14.2 or 14.3, Pro-Tech shall promptly return to Nevro (i) any remaining inventory of materials or Components received from or on behalf of Nevro, (ii) all remaining inventories of Product, (iii) any other Product (or Components thereof or raw materials therefor) being stored for Nevro, and (iv) copies of Records used to produce Product or Accessory Components, and all associated completed release tests and certificates of compliance.

(c)                                  Upon termination or expiration of this Agreement, all prototype tooling and production tooling shall be returned to Nevro from the location of such tooling at the time of such expiration or termination of this Agreement.  Pro-Tech may ship or send such tooling to Nevro, at Nevro’s cost, or Nevro may collect such tooling itself.

14.5                        Survival.  The provisions set forth in Section 14.4 and 14.5 and Articles 8, 10, 11, 12, 15, and 17 shall survive termination or expiration of this Agreement, as will other

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terms that by their nature are intended to survive the expiration or termination of this Agreement.

ARTICLE 15.
LIMITATIONS OF LIABILITY

EXCEPT IN CONNECTION WITH A BREACH OF A PARTY’S OBLIGATIONS UNDER ARTICLE 10 OR LIABILITY UNDER ARTICLE 12, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUES, PROFITS OR DATA, WHETHER IN CONTRACT OR TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 16.
NOTICE

All notices and other communications hereunder shall be in writing to each party as set forth below and shall be deemed given: (i) when delivered personally; (ii) when delivered by facsimile transmission (receipt verified); (iii) when received or refused, if mailed by registered or certified mail (return receipt requested), postage prepaid; or (iv) when delivered if sent by express courier service, to the parties at the following addresses (or at such other address as specified by either party as described herein).

Nevro:	Nevro Corporation	Pro-Tech:	Pro-Tech Design & Manufacturing, Inc.
	4040 Campbell Avenue, Suite 210		14561 Marquardt Ave.
	Menlo Park, CA 94025		Santa Fe Springs, CA 90670
	Tel: 650-251-0005		Tel: 562-207-1680
	Facsimile: 650-251-9415		Facsimile: 562-207-1699

ARTICLE 17.
MISCELLANEOUS

17.1                        Entire Agreement; Amendments.  This Agreement, the Exhibits thereto, and any amendments thereto constitute the entire understanding between the parties and supersede any contracts, agreements or understanding (oral or written) of the parties with respect to the subject matter hereof.  No term of this Agreement may be amended except upon written agreement of both parties, unless otherwise provided in this Agreement.

17.2                        Captions.  The captions and headings in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement.

17.3                        Further Assurances.  The parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

17.4                        No Waiver.  Failure by either party to insist upon strict compliance with any term of this Agreement in any one or more instances will not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

17.5                        Severability.  If a court or other body of competent jurisdiction declares any term of this Agreement invalid or unenforceable, the remaining terms of this Agreement will continue in full force and effect.

17.6                        Independent Contractors.  The relationship of the parties is that of independent contractors, and neither party will incur any debts or make any commitments for the other party except to the extent expressly provided in this Agreement.  Nothing in this Agreement is intended to create or will be construed as creating between the parties the relationship of joint ventures, co-partners, employer/employee or principal and agent.

17.7                        Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assigns.  Neither party may assign this Agreement, in whole or in part, without the prior written consent of the other party, which shall not be unreasonably withheld, provided, however, that either party may, without the other party’s consent, assign this Agreement to an Affiliate or to an acquirer or successor of substantially all of the business or assets of the assigning company to which this Agreement relates.  Any assignment in violation of this Section 17.7 shall be null and void.

17.8                        Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware, excluding its conflicts of law provisions.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

17.9                        Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  Any photocopy, facsimile or electronic reproduction of the executed Agreement shall constitute an original.

17.10                       Product Release and Distribution.  Pro-Tech does not design or commercially distribute medical devices, components, or primary packaging elements.  Pro-Tech does not guarantee the fitness of use or reliability of any designs.  Nevro is solely responsible for the commercial distribution of its Products.  Pro-Tech may ship to multiple sites as requested by Nevro however Pro-Tech is not distributing the Product for Nevro.

[THE REMAINDER OF THIS PAGE LEFT BLANK
SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties have caused their duly authorized representative to execute this Agreement effective as of the Effective Date.

PRO-TECH DESIGN AND MANUFACTURING, INC.		NEVRO CORPORATION

By:	/s/ Aaron Swanson	By:	/s/ Konstantinos Alataris

Name:	Aaron Swanson	Name:	Konstantinos Alataris

Title:	VP, Operations	Title:	CEO

EXHIBIT A

SPECIFICATIONS

EXHIBIT B

QUALITY AGREEMENT

[Provided Separately]

EXHIBIT C

PRICING

PRO TECH Design & Mfg., Inc.
14561 Marquardt Avenue
Santa Fe Springs, CA 90670
Phone: (562) 207-1680
Fax: (562) 207-1698

Quotation [***][***]

Quote	Nevro Corporation
To:	4040 Campbell Avenue Menlo Park, CA 94025 United States

Quote Number:	[***]		Contact:	[***]
Quote Date:	[***]	Expires: [***]	Inquiry:
Customer:	NEVRO		Terms:	[***]
Salesman:	[***]		Phone:	[***]
Ship Via:	[***]		FAX:	[***]
[***]:	[***]		Delivery:	[***]

Notes:

1)             [***]

2)             [***][***]

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Item	Descrition	Revision	Quantity	Price
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Item	Descrition	Revision	Quantity	Price

By Aaron Swanson
PRO TECH Design & Mfg., Inc.

5

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Nevro P/N	Supplier P/N	QTY	Description
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Nevro P/N	Supplier P/N	QTY	Description
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Type:	PRT_SPEC
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Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 3
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Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.2.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

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REVISION HISTORY

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[***]	[***]	[***]	[***]

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 3
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                         SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

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5.                          QUALITY SYSTEM

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REVISION HISTORY

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[***]	[***]	[***]

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 4
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

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5.                          QUALITY SYSTEM

[***]

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[***]	[***]	[***]

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 4
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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Confidential & Proprietary	[***]

[***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

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[***]

5.                          QUALITY SYSTEM

[***]

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REVISION HISTORY

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[***]	[***]	[***]

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 4
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

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[***]

5.                          QUALITY SYSTEM

[***]

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REVISION HISTORY

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[***]	[***]	[***]

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 3
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

4.                         PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

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Confidential & Proprietary	[***]

[***]

5.                          QUALITY SYSTEM

[***]

REVISION HISTORY

Rev	DCN	Change Description	Release Date
[***]	[***]	[***]	[***]

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 4
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

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[***]

5.                          QUALITY SYSTEM

[***]

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REVISION HISTORY

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 4
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

5.                          QUALITY SYSTEM

[***]

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REVISION HISTORY

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 3
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

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[***]

5.                          QUALITY SYSTEM

[***]

REVISION HISTORY

Rev	DCN	Change Description	Release Date
[***]	[***]	[***]	[***]

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 6
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

5.                          QUALITY SYSTEM

[***]

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REVISION HISTORY

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[***]	[***]	[***]	[***]

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Document Detail	[***]
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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 4
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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Type:	PRT_SPEC
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Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 4
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Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

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Type:	PRT_SPEC
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Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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REVISION HISTORY

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 3
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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5.                          QUALITY SYSTEM

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REVISION HISTORY

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 3
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Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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REVISION HISTORY

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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 8
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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Type:	PRT_SPEC
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Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 8
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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The Point of Relief

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Type:	PRT_SPEC
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Title:	[***]
Owner:	[***]
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Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 9
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Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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5.                          QUALITY SYSTEM

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REVISION HISTORY

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[***]	[***]	[***]	[***]

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The Point of Relief

Document Detail	[***]
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Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 9
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 2 of 9
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3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

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5.                          QUALITY SYSTEM

[***]

REVISION HISTORY

Rev	DCN	Change Description	Release Date
[***]	[***]	[***]	[***]

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The Point of Relief

Document Detail	[***] 1

Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 9
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 2 of 9
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3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

5.                          QUALITY SYSTEM

[***]

REVISION HISTORY

Rev	DCN	Change Description	Release Date
[***]	[***]	[***]	[***]

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The Point of Relief

Document Detail	[***] 1

Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 12
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 2 of 12
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 3 of 12
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Confidential & Proprietary	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

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[***]

5.                          QUALITY SYSTEM

[***]

REVISION HISTORY

Rev	Change Description	Release Date
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

Document Detail	[***] 1

Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 12
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 2 of 12
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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Confidential & Proprietary	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

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[***]

5.                          QUALITY SYSTEM

[***]

REVISION HISTORY

Rev	Change Description	Release Date
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

Document Detail	[***]
1

Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 12
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 2 of 12
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 3 of 12
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Confidential & Proprietary	[***]

3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

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[***]

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[***]

5.                          QUALITY SYSTEM

[***]

REVISION HISTORY

Rev	Change Description	Release Date
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

Document Detail	[***] 1

Type:	PRT_SPEC
Document No.:	[***]
Title:	[***]
Owner:	[***]
Status:	RELEASED
Effective Date:	[***]

Owner Role	Actor	Sign-off By
[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 1 of 12
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

1.                          SCOPE

[***]

2.                          APPLICABLE DOCUMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 2 of 12
PART SPECIFICATION	Title
Confidential & Proprietary	[***]

3.                          REQUIREMENTS

3.1.                   [***]

3.2.                   [***] bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number [***]	Rev [***]	Sheet 3 of 12
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3.3.                   [***]

4.                          PACKAGING & SHIPPING REQUIREMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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[***]

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[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

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5.                          QUALITY SYSTEM

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REVISION HISTORY

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